UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2011

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Federal Street, Building 111-4 Springfield, Massachusetts	01105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8         Other Events

Item 8.01

Other Events.

On October 14, 2011, Northeast Utilities and NSTAR, acting pursuant to the terms of the Agreement and Plan of Merger, dated October 16, 2010, as amended as of November 1, 2010 and December 16, 2010, by and among Northeast Utilities, NU Holding Energy 1 LLC and NU Holding Energy 2 LLC and NSTAR (the “Merger Agreement”), extended the Termination Date of the Merger Agreement, as defined therein, from October 16, 2011 to April 16, 2012.

For further information regarding the proposed Northeast Utilities - NSTAR merger, please refer to the Registration Statement on Form S-4 (Registration No. 333-170754) filed by Northeast Utilities with the Securities and Exchange Commission (“SEC”) in connection with the merger, Northeast Utilities’ Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 25, 2011, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011.

[The remainder of this page left blank intentionally.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES

(Registrant)

October 14, 2011

By:

/S/ RANDY A. SHOOP

Randy A. Shoop

Vice President and Treasurer

3